Exhibit 10.1

COLLATERAL TRUST JOINDER - ADDITIONAL DEBT

Reference is made to the Collateral Trust Agreement, dated as of May 10, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Denbury Resources Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto, Wilmington Trust, National Association, as Parity Lien Representative of the holders of the Notes (as defined therein), the other Parity Lien Representatives from time to time party thereto and Wilmington Trust, National Association, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional Parity Lien Debt under the Collateral Trust Agreement.

1.Joinder. In connection with that certain Indenture, dated as of December 6, 2017, among the Company, the Guarantors party thereto and Wilmington Trust, National Association, as Trustee and as Collateral Trustee, pursuant to which the Company will issue additional 9¼% Senior Secured Second Lien Notes due 2022 in an aggregate principal amount of $74,100,000, the undersigned, Wilmington Trust, National Association, in its capacity as trustee under such Indenture (the “New Representative”), hereby agrees to become party as a Parity Lien Representative under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2.Additional Secured Debt Designation

The undersigned, on behalf of itself and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Parity Lien Representative, hereby agrees, for the enforceable benefit of each existing and future holder of Priority Lien Obligations, the Priority Lien Agent, all holders of each current and future Series of Parity Lien Debt, each other current and future Parity Lien Representative and each current and future holder of Parity Lien Obligations and as a condition to being treated as Parity Lien Debt under the Collateral Trust Agreement that:

(a)all Parity Lien Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by the Company or any other Grantor to secure any Obligations in respect of any Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Obligations equally and ratably;

(b)the undersigned and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Parity Lien Representative are bound by the provisions of the Collateral Trust Agreement and the Intercreditor Agreement, including the provisions relating to the appointment of the Collateral Trustee, the ranking of Parity Liens and the order of application of proceeds from the enforcement of Parity Liens; and

(c)the Collateral Trustee is authorized and instructed to perform its obligations under the Collateral Trust Agreement, the other Parity Lien Security Documents and the Intercreditor Agreement.

3.Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of January 9, 2018.

Wilmington Trust, National Association, solely in its capacity as the New Representative

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

Wilmington Trust, National Association, solely in its capacity as Collateral Trustee

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

[Signature page to Collateral Trust Joinder – Additional Debt]

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